SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 27, 2015

AXIOM CORP.

(Exact name of registrant as specified in its charter)

Colorado	333-186078	N/A
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)

380 Vansickle Rd. Unit 600

St. Catharines, ON

Canada L2S 0B5

Tel. 905-646-8781

 (Address, including zip code, and telephone number, including area code,

of registrant's principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant’s Certifying Accountant

Previous Independent Auditors:

(a)     On April 27, 2015, Axiom Corp. (the “Company”) dismissed the registered independent public accountant, Sadler, Gibb & Associates, LLP (“Sadler Gibb”), of 2455 East Parleys Way, Suite 320, Salt Lake City, Utah, 84109.

(b)     Sadler Gibb’s report on the financial statements for the year ended December 31, 2014 and 2013 contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to audit scope or accounting, except that the report contained an explanatory paragraph stating that there was substantial doubt about the Company’s ability to continue as a going concern.

(c)     Our Board of Directors participated in and approved the decision to change independent accountants. Through the period covered by the financial audit for the years ended December 31, 2014 and 2013 and through April 27, 2015 (date of dismissal), there have been no disagreements with Sadler Gibb on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of the Sadler Gibb would have caused them to make reference thereto in their report on the financial statements.

(d)     We have authorized Sadler Gibb to respond fully to the inquiries of the successor accountant.

(e)     During the years ended December 31, 2014 and 2013, and the interim period through March 31, 2015, there have been no reportable events with us as set forth in Item 304(a)(1)(v) of Regulation S-K.

(f)      The Company provided a copy of the foregoing disclosures to Sadler Gibb prior to the date of the filing of this Report and requested that Sandler Gibb furnish it with a letter addressed to the Securities & Exchange Commission stating whether or not it agrees with the statements in this Current Report on Form 8-K (this “Report”). A copy of such letter is filed as Exhibit 16.1 to this Report.

New Independent Auditors:

On April 27, 2015, the Company’s engaged MNP, LLP (“MNP”) of 900-50 Burnhamthorpe Road West, Mississauga, Ontario Canada L5B 3C2 as its new registered independent public accountant. During the years ended December 31, 2014 and 2013 and prior to April 27, 2015  (the date of the new engagement), we did not consult with MNP regarding (i) the application of accounting principles to a specified transaction, (ii) the type of audit opinion that might be rendered on the Company’s financial statements by MNP, in either case where written or oral advice provided by MNP would be an important factor considered by us in reaching a decision as to any accounting, auditing or financial reporting issues or (iii) any other matter that was the subject of a disagreement between us and our former auditor or was a reportable event (as described in Items 304(a)(1)(iv) or Item 304(a)(1)(v) of Regulation S-K, respectively).

Item 9.01	Financial Statements and Exhibits

(d)  Exhibits

Exhibit No.	Description
16.1	Letter from Sadler, Gibb & Associates, LLC, dated May 1, 2015, regarding Change in Certifying Accountant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Axiom Corp.

Dated: May 1, 2015                                                                                              /s/ Tyler Pearson

By:         Tyler Pearson

                Chief Executive Officer